UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

111 Pleasant Ridge Road

Harrison, NY 10528

(Address of principal executive offices)(Zip code)

MP 63 Fund Inc.

111 Please Ridge Road

Harrison, NY 10528

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: August 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL SHAREHOLDER REPORT

August 31, 2024 (Unaudited)

MP63 FUND, INC.

DRIPX

ADDITIONAL INFORMATION

This semi-annual shareholder report contains important information about the MP63 Fund, Inc. – DRIPX (the “Fund”) for the period March 1, 2024 to August 31, 2024. You can find additional information about the Fund at www.mp63fund.com. You can also request this information by contacting us at 1-877-676-3386.

expense Information

What were the Fund costs for the past six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

MP63 Fund, Inc.	$38	0.72%

*Annualized

managment’s discussion of fund performance

Dear Fellow Shareholders,

The first half of the Fund’s 25th fiscal year (August 31, 2024) ended with assets totaling $94,974,852. This compared favorably with the $89,589,415, at the end of the same period in 2023. The increase was the result of general market appreciation during the period.

As many DRIPX shareholders will recall, the fund was founded to provide a means for Moneypaper subscribers to use their IRA funds to follow the DRIP strategy that was described in that publication. Investors who have not been schooled in this strategy and also have easy access to trading on a broker’s platform are more likely to follow the crowd—which often undermines their long-term success--especially in volatile markets.

The Fund’s strategy is to consistently increase shareholder’s holdings while maintaining a defensive posture in the market. The healthy gains over the past decade and since the fund’s inception show the value of keeping a long-term investment mindset through the markets up and downs.

For the six-month period through August 31 (the first half of the Fund’s current fiscal year), the fund increased 9.44% compared to gains of 10.88% in the Russell 1000 Value ETF and gains of 11.59% in the S&P 500 Index. The indices do not contend with redemptions and fees. It’s also worth noting that the S&P 500 returns were driven by the 7 largest technology companies. The defensive nature of your fund results in a more balanced portfolio with few outsized positions. While this posture may have worked against it during the first half of this year, it may account for its long-term success.

DRIPX has the Morningstar® Silver Medal designation, which validates our expectation for long-term outperformance, since the Silver is forward looking, based on the Fund’s investing strategy and the quality of its component companies--the vast majority of which have extended histories of increases in annual dividend payouts. In addition, since last year, Morningstar has raised the Fund’s designation from “Above Average” to “High” in its evaluation of the Fund’s management.

We continue to suggest funding your account on a regular basis, either by establishing automatic withdrawals from your bank (monthly or twice monthly) or by considered periodic purchases, as we seek to take advantage of opportunities afforded by stock market volatility.

Vita Nelson

For the advisory team: including Mario Medina,

Lee Nelson, and Byron Perez

October 29, 2024

Performance graph

AVERAGE ANNUAL RETURNS FOR PERIODS ENDING AUGUST 31, 2024

	1 Year	5 Years	10 Years	Ending Value
MP63 Fund, Inc.	17.75%	9.30%	9.14%	$23,974
S&P 500 Index	27.14%	15.90%	12.96%	$33,877
iShares Russell 1000 Value ETF	20.94%	10.99%	8.67%	$22,988

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-877-676-3386.

Fund statistics

NET	PORTFOLIO	PORTFOLIO	ADVISORY FEES PAID
ASSETS:	HOLDINGS:	TURNOVER:	BY FUND:

$94,974,852	69	6.49%	$163,176

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings

1.	RTX Corp.	3.03%
2.	Microsoft Corp.	2.75%
3.	The Travelers Companies, Inc.	2.61%
4.	Caterpillar, Inc.	2.46%
5.	Qualcomm, Inc.	2.46%
6.	Alphabet, Inc. Class A	2.41%
7.	Waste Management, Inc.	2.39%
8.	Union Pacific Corp.	2.33%
9.	NextEra Energy, Inc.	2.32%
10.	RPM International, Inc.	2.29%
	Total % of Net Assets	25.05%

How has the fund changed

As of May 3, 2024, the Fund changed their custodian from U.S. Bank N.A. to Huntington National Bank to perform all custodian services for the Fund.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your MP63 Fund, Inc. documents not be householded, please contact MP63 Fund, Inc. at 1-877-676-3386, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by MP63 Fund, Inc. or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.mp63fund.com or contact us at 1-877-676-3386.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies.

Richard Yaffa

Ted Gladstone

Gloria L. Schaffer

Item 6.  Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

THE MP63 FUND, INC.

Ticker: DRIPX

SEMI-ANNUAL FINANCIAL STATEMENTS

August 31, 2024

(Unaudited)

The MP63 Fund, Inc.

	Schedule of Investments
	August 31, 2024 (Unaudited)

Shares		Fair Value

COMMON STOCKS (United States) - 97.48%

Aerospace/Aircrafts/Defense - 3.68%
3,520	The Boeing Co. *	$ 611,565
23,367	RTX Corp.	2,882,086
		3,493,651
Auto Parts - Retail/Wholesale - 1.72%
11,391	Genuine Parts Co.	1,631,875

Banks - 4.09%
43,110	Bank of America Corp.	1,756,732
14,614	Truist Financial Corp.	649,738
31,243	US Bancorp	1,475,607
		3,882,077
Beverages - 2.54%
18,770	The Coca-Cola Co.	1,360,262
6,100	PepsiCo, Inc.	1,054,568
		2,414,830
Cable & Other Pay Television Services - 1.50%
36,042	Comcast Corp., Class A	1,426,182

Chemicals - Diversified - 2.28%
18,669	RPM International, Inc.	2,170,271

Commercial Services - 1.75%
6,577	Ecolab, Inc.	1,665,165

Communication Equipment - 2.46%
13,340	Qualcomm, Inc.	2,338,502

Consumer Electronics - 0.32%
1,323	Apple, Inc.	302,967

Containers - Paper/Plastic - 1.22%
101,518	Amcor PLC (Jersey)	1,161,366

Cosmetics & Personal Care - 1.46%
13,045	Colgate-Palmolive Co.	1,389,292

Diversified Operations - 1.85%
41,909	Corning, Inc.	1,753,892

Electronic Equipment - 2.62%
11,102	Carrier Global Corp.	808,004
15,919	Emerson Electric Co.	1,677,703
		2,485,707
Financial Services - 3.28%
4,512	American Express Co.	1,167,029
14,868	Paychex, Inc.	1,950,682
		3,117,711
Food - Misc. Preparation - 2.86%
31,525	Conagra Brands, Inc.	983,580
13,342	General Mills, Inc.	964,493
23,574	Hormel Foods Corp.	767,334
		2,715,407
General Household Products - 0.94%
8,681	Stanley Black & Decker, Inc.	888,587

Guided Missiles & Space Vehicles & Parts - 0.48%
808	Lockheed Martin Corp.	459,025

Healthcare - 2.81%
7,943	AbbVie, Inc.	$ 1,559,290
1,875	UnitedHealth Group, Inc.	1,106,625
		2,665,915
Industrial Inorganic Chemicals - 0.67%
2,281	Air Products & Chemicals, Inc.	636,057

Insurance - Life/Property/Casual - 4.81%
18,972	AFLAC, Inc.	2,093,750
10,865	The Travelers Companies, Inc.	2,477,981
		4,571,731
Leisure Products - 0.79%
8,919	Polaris, Inc.	754,993

Machinery - Const./Mining/Farming - 4.30%
6,569	Caterpillar, Inc.	2,339,221
4,514	Deere & Co.	1,741,230
		4,080,451
Machinery - Electrical Equipment - 4.39%
9,914	Dover Corp.	1,844,301
8,423	Johnson Controls International PLC (Ireland)	613,616
17,529	Tennant Co.	1,712,057
		4,169,974
Manufacturing - 2.00%
7,514	Illinois Tool Works, Inc.	1,902,395

Materials - 0.80%
4,996	Nucor Corp.	758,942

Medical/Dental - Supplies - 1.89%
7,388	Becton Dickinson & Co.	1,790,925

Medical Instruments/Products - 0.54%
5,763	Medtronic PLC (Ireland)	510,487

Medical Drugs - 4.50%
13,815	Abbott Laboratories	1,564,825
7,116	Johnson & Johnson	1,180,260
12,941	Merck & Co., Inc.	1,532,861
		4,277,946
National Commercial Banks - 1.28%
5,390	JPMorgan Chase & Co.	1,211,672

Paper & Paper Products - 1.68%
11,036	Kimberly Clark Corp.	1,596,468

Petroleum Refining - 2.12%
17,037	Exxon Mobil Corp.	2,009,344

Refuse Systems - 2.39%
10,727	Waste Management, Inc.	2,274,553

Retail - Catalog & Mail Order Houses - 1.28%
6,790	Amazon.com, Inc. *	1,212,015

Retail - Food & Restaurant - 2.52%
10,835	Starbucks Corp.	1,024,666
10,172	Yum! Brands, Inc.	1,372,406
		2,397,072
Retail - Variety Stores - 2.15%
2,294	Costco Wholesale Corp.	2,047,120

Retail/Wholesale - Building Products - 2.12%
5,456	The Home Depot, Inc.	$ 2,010,536

Semiconductors & Related Devices - 1.77%
2,950	Advanced Micro Devices, Inc. *	438,252
1,562	Taiwan Semiconductor Manufacturing Co., Ltd.	268,195
3,427	Texas Instruments, Inc.	734,543
2,050	NVIDIA Corp.	244,708
		1,685,698
Services - Computer Programming, Data Processing, Etc. - 2.41%
14,017	Alphabet, Inc. Class A	2,290,097

Services - Prepackaged Software - 2.75%
6,254	Microsoft Corp.	2,608,794

Shoes & Related Apparel - 0.85%
9,714	Nike, Inc. Class B	809,370

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.67%
9,232	The Procter & Gamble Co.	1,583,657

Telecommunications Services - 0.65%
12,166	Cisco Systems, Inc.	614,870

Transportation - Railroads - 2.33%
8,626	Union Pacific Corp.	2,209,032

Utility - Electric - 4.09%
14,746	Duke Energy Corp.	1,680,307
27,342	NextEra Energy, Inc.	2,201,304
		3,881,611
Utility - Gas Distribution - 1.22%
19,380	National Fuel Gas Co.	1,158,149

Utility - Water - 1.65%
40,133	Essential Utilities, Inc.	1,564,786

TOTAL FOR COMMON STOCK (Cost $35,184,785) - 97.48%		92,581,167

LIMITED PARTNERSHIPS (United States) - 1.01%

Natural Gas Transmission - 1.01%
32,766	Enterprise Products Partners LP	961,354

TOTAL FOR LIMITED PARTNERSHIPS (Cost $590,158) - 1.01%		961,354

REAL ESTATE INVESTMENT TRUST (United States) - 0.80%
4,553	Simon Property Group, Inc.	761,945

TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $513,897) - 0.80%		761,945

MONEY MARKET FUND - 0.43%
409,197	Fidelity Investments Money Market Funds - Gov't Portfolio, Class I 4.97% (Cost $409,197) **	$ 409,197

	TOTAL INVESTMENTS - 99.72% (Cost $36,698,037)	94,713,663

	OTHER ASSETS LESS LIABILITIES - 0.28%	261,189

NET ASSETS - 100.00%	$ 94,974,852

* Non-income producing securities during the year.
** Variable rate security; the money market rate shown represents the yield at August 31, 2024.

The MP63 Fund, Inc.

Statement of Assets and Liabilities
August 31, 2024 (Unaudited)

Assets
Investments at Fair Value (Cost $36,698,037)	$ 94,713,663
Cash	4,050
Receivables
Dividends and Interest	169,745
Portfolio Securities Sold	147,487
Shareholder Subscriptions	1,594
Prepaid Expenses	21,383
Total Assets	95,057,922
Liabilities
Payables
Portfolio Securities Purchased	11,637
Shareholder Redemptions	12,559
Other Accrued Expenses	10,128
Accrued Directors Fees (Note 3)	3,699
Accrued Administrative and Operating Services Fees (Note 3)	11,001
Accrued Accounting, Administration and Transfer Agency Fees (Note 3)	6,503
Accrued Advisor Fees (Note 3)	27,543
Total Liabilities	83,070

Net Assets	$ 94,974,852

Net Assets Consist of:
Capital Stock, $0.001 par value; 1 billion shares
authorized; 3,381,451 shares issued and outstanding	$ 3,214
Additional Paid in Capital	33,569,015
Distributable Earnings	61,402,623
Net Assets	$ 94,974,852

Net Asset Value and Offering Price ($94,974,852/3,213,725)	$ 29.55

Redemption Price Per Share ($29.55 x 0.99)*	$ 29.25

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 6 months.

The MP63 Fund, Inc.

Statement of Operations
For the six months ended August 31, 2024 (Unaudited)

Investment Income:
Dividend Income (net of foreign withholding taxes of $401)	$ 992,030
Interest Income	4,920
Total Investment Income	996,950
Expenses:
Advisor fees (Note 3)	163,176
Accounting, Administrative and Transfer Agency fees (Note 3)	30,165
Legal fees	10,530
Administrative and Operating Services fees (Note 3)	63,344
Registration fees	19,092
Compliance fees (Note 3)	9,000
Custody fees	8,835
Audit fees	8,318
Printing and postage expense	9,520
Insurance expense	6,117
Miscellaneous expense	4,230
Director fees (Note 3)	5,362
Total Expenses	337,689

Net Investment Income	659,261

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	2,425,177
Change in Unrealized Appreciation on Investments	5,313,271
Net Realized and Unrealized Gain on Investments	7,738,448

Net Increase in Net Assets from Operations	$ 8,397,709

The MP63 Fund, Inc.

Statements of Changes in Net Assets
	(Unaudited)
	For the Six	For the
	Months Ended	Year Ended
	August 31, 2024	February 29, 2024
From Operations:
Net Investment Income	$ 659,261	$ 1,615,529
Realized Gain on Investments	2,425,177	1,195,765
Change in Unrealized Appreciation on Investments	5,313,271	6,407,990
Increase in Net Assets from Operations	8,397,709	9,219,284

From Distributions to Shareholders:
Distributions	-	(2,736,464)
Change in Net Assets from Distributions	-	(2,736,464)

From Capital Share Transactions
Proceeds From Sale of Shares	695,710	2,181,937
Shares Issued on Reinvestment of Dividends	-	2,667,779
Cost of Shares Redeemed
(net of redemption fees $0 and $661, respectively)	(5,417,182)	(9,623,786)
Net Decrease from Shareholder Activity	(4,721,472)	(4,774,070)

Net Increase in Net Assets	3,676,237	1,708,750

Net Assets at Beginning of Period/Year	91,298,615	89,589,865
Net Assets at End of Period/Year	$ 94,974,852	$ 91,298,615

Share Transactions:
Issued	24,971	82,414
Reinvested	-	102,136
Redeemed	(192,697)	(372,049)
Net Decrease in shares	(167,726)	(187,499)
Shares outstanding beginning of period/year	3,381,451	3,568,950
Shares outstanding end of period/year	3,213,725	3,381,451

The MP63 Fund, Inc.

Financial Highlights
Selected data for a share outstanding throughout the period/year:
	(Unaudited)
	For the Six		For the		For the		For the		For the		For the
	Months Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31, 2024		February 29, 2024		February 28, 2023		February 28, 2022		February 28, 2021		February 29, 2020
Net Asset Value -
Beginning of Period/Year	$ 27.00		$ 25.10		$ 27.46		$ 25.17		$ 21.31		$ 21.32

Net Investment Income **	0.20		0.47		0.43		0.41		0.41		0.39
Net Gains (Losses) on Securities (realized and unrealized)	2.35		2.25		(1.71)		2.91		4.32		0.42
Total from Investment Operations	2.55		2.72		(1.28)		3.32		4.73		0.81

Early Redemption Fees	0.00		0.00	*	0.00	*	0.00	*	0.00	*	0.00	*

Distributions (From Net Investment Income)	0.00		(0.46)		(0.44)		(0.41)		(0.41)		(0.39)
Distributions (From Capital Gains)	0.00		(0.36)		(0.64)		(0.62)		(0.46)		(0.43)
Total Distributions	0.00		(0.82)		(1.08)		(1.03)		(0.87)		(0.82)

Net Asset Value -
End of Period/Year	$ 29.55		$ 27.00		$ 25.10		$ 27.46		$ 25.17		$ 21.31

Total Return (a)	9.44%		10.93%		(4.71)%		12.98%		22.26%		3.42%

Ratios/Supplemental Data
Net Assets - End of Period/Year (Thousands)	94,975		91,299		89,590		98,116		85,599		69,862
Ratio of Expenses to Average Net Assets	0.72%	***	0.73%		0.72%		0.63%		0.71%		0.69%
Ratio of Net Investment Income to Average Net Assets	1.41%	***	1.83%		1.66%		1.47%		1.79%		1.72%
Portfolio Turnover Rate	6.49%		10.26%		5.90%		5.96%		9.73%		5.66%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.
* Amount is less than $0.005
** Per share amounts are calculated using the average shares method.
*** Annualized
The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

Notes to Financial Statements

August 31, 2024 (Unaudited)

Note 1. Organization

The MP63 Fund, Inc. (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund's business and affairs are managed by its officers under the direction of its Board of Directors (the “Board”). The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 applicable to investment companies.

A.	Security Valuation - Portfolio securities traded on a national securities exchange are stated at the last reported sales price or a market’s official close price on the day of valuation. Portfolio securities for which market quotations are readily available are valued at fair value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board. Portfolio companies during this reporting period are all widely traded and pricing information is readily available. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the Investment Company Act of 1940.

Mutual Funds must utilize various methods to measure the fair value of most of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

To the extent that valuation is based on models or inputs that are less observable or unobservable, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. However, the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2024:

(Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$92,581,167	$ -	$ -	$92,581,167
Limited Partnerships	961,354	-	-	961,354
Real Estate Investment Trust	761,945	-	-	761,945
Money Market Fund	409,197	-	-	409,197
Total	$94,713,663	$ -	$ -	$94,713,663

The Fund did not hold any Level 3 assets during the six months ended August 31, 2024. The Fund did not engage in any derivative transactions during the six months ended August 31, 2024.

B.	Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date. Gains and losses on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

C.	Federal Income Taxes - The Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of and during the year ended February 29, 2024, management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s open tax years or expected to be taken in the Fund’s 2024 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. As of and during the six months ended August 31, 2024, the Fund did not incur any interest or penalties.

D.	Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.	Cash – The Fund maintains cash at its custodian which, at times, may exceed United States federally insured limits. Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.	Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

G.	Share Valuation – The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share, except for shares redeemed within 6 months.

NOTE 3. Investment Advisory Agreement And Other Related Party Transactions

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor"). Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's investments. As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of 0.35% of the daily net asset value. For the fiscal six months ended August 31, 2024, the Advisor earned fees of $163,176. At August 31, 2024, the Fund owed the Advisor $27,543 for advisory fees.

The Advisor has voluntarily agreed to waive its fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets. The Advisor did not waive any fees or reimburse the Fund during the six months ended August 31, 2024.

The Fund has agreements in place with Mutual Shareholder Services ("MSS") to provide administrative, transfer agency, and fund accounting services. Under these agreements, MSS is paid a certain fixed annual fee for accounting and administration services which increases incrementally at specified asset thresholds, plus blue sky servicing fees paid on a per filing basis. For transfer agency services, MSS receives a fixed fee per account, subject to an annual minimum. For the six months ended August 31, 2024, Fund expenses amounted to $30,165 for MSS services of accounting, administration and transfer agency services. At August 31, 2024, $6,503 was due to MSS for services provided.

The Fund entered into an Administrative and Operating Services Agreement with Moneypaper Publications LLC, the parent of the Advisor. Under this agreement, Moneypaper Publications LLC provides services to the Fund that are necessary for operation and not provided by other parties. For these services, the Fund is contractually obligated to pay Moneypaper Publications LLC a flat monthly fee which is not to exceed $18,500. However, Moneypaper Publications LLC has charged the Fund only $10,500 per month for these services since January 1, 2023. Moneypaper Publications LLC does not currently intend to increase the fee, although it may seek to do so in the future. These fund servicing expenses amounted to $63,344 for the six months ended August 31, 2024. At August 31, 2024, the Fund owed $11,001 for fund servicing expenses.

Certain officers of the Advisor are also officers and a director of the Fund. One (1) director of the Fund’s four (4) member Board of Directors is the President of the Advisor. The Fund currently pays each Independent Director an annual retainer of $2,000 for regular compensation. The Fund currently does not pay special compensation to any Director. Vita Nelson, as the Interested Director, does not receive any compensation from the Fund for her services as a Director. For the six months ended August 31, 2024, the Fund incurred $5,362 in regular compensation director fees and expenses. The Fund paid the Chief Compliance Officer $9,000 for the six months ended August 31, 2024.

NOTE 4. Investment Transactions

For the six months ended August 31, 2024, purchases and sales of securities, excluding short-term investments, aggregated $6,011,357 and $10,395,647, respectively.

NOTE 5. TaX INFORMATION

Cumulative unrealized appreciation (depreciation) on a tax basis amounted to the following: Unrealized appreciation $53,150,813, Unrealized depreciation ($620,215), Net unrealized appreciation $52,530,598.

For Federal income tax purposes, the cost of investments owned at February 29, 2024 was $38,472,321. The difference between book and tax cost of investments represents the deferral of losses on wash sales and partnership basis adjustments.

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among the components of net assets in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes. Due to permanent book to tax differences the following adjustments have been made by management as of February 29, 2024. Reclassifications have no effect on net assets, results of operations or net asset value per share of the Fund.

Paid In Capital	$ (202)
Distributable Earnings	$ 202

The permanent differences were mainly due to non-deductible partnership expenses.

As of February 29, 2024, the components of distributable earnings on a tax basis were as follows: undistributed ordinary income $187,760, undistributed capital gains $286,556, net unrealized appreciation $52,530,598, for a total distributable earnings of $53,004,914.

There were no distributions paid for the six months ended August 31, 2024.

The tax character of distributions paid during the fiscal year ended February 29, 2024 was as follows:

Distributions paid from: Ordinary income $1,531,897, Long term capital gains $1,204,567.

NOTE 6. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 7. MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, sanctions, recessions and depressions, or other events could have a significant impact on the Fund and its investments, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

NOTE 8. NEW ACCOUTING PRONONCEMENTS

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments will become effective on April 9, 2024. The compliance date is February 9, 2026 for Funds with more than $1 billion in assets and August 9, 2026 for Funds with less than $1 billion in assets. The Fund is in compliance with this new rule.

NOTE 9. change of service providers

as of May 3, 2024, the Fund changed its custodian from U.S. Bank N.A. to Huntington National Bank to perform all custodian services for the Fund.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date the financial statements were issued. Based upon this evaluation, the Fund has determined no subsequent events have occurred which would require adjustment to or disclosure in the financial statements.

THE MP63 FUND, INC.

Additional Information

August 31, 2024 (Unaudited)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-877-676-3386 and (2) from Fund’s documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on May 31 and November 30. The Fund’s Form N-PORT’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-676-3386.

2024 Annual Renewal of the Investment Advisory Agreement between MP63 Fund, Inc. on behalf of its separate series the MP63 Fund (the “Fund”) and Moneypaper Advisor, Inc. (the “Advisor”).

The Board of Directors (the “Board”) of the, including the Independent Directors voting separately, reviewed and approved the continuance of the Fund’s Investment Advisory Agreement (the “Agreement”) with Moneypaper Advisor, Inc. (the “Advisor”) at a meeting held on April 17, 2024 (the “Meeting”).  All of the Directors, including all of the Independent Directors, were present electronically for the Board’s consideration and approval of these matters.1

At the meeting, legal counsel to the Independent Directors, discussed with the Board, the Independent Directors, and representatives of the Advisor, the legal and regulatory framework surrounding the advisory contract renewal process, including the relevant statutory provisions and case law. He discussed with the Board, based on the relevant statutory provisions and case law, the types of information that the Board is required to request of the Advisor, and the Advisor is required to provide, to support the Board's approval to continue the advisory contact. In particular, the Directors requested and reviewed information provided by the Advisor related to the following: (i) the nature, extent and quality of the services provided by the Advisor, (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Advisor from its relationship with the Fund; (iv) the financial condition of the Advisor; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. Thereafter the Board discussed with counsel and the Advisor, in great detail, these factors in deciding whether to renew the Fund’s advisory contract with The Moneypaper Advisor, Inc., the Advisor.

The Board did not identify any particular factor or information that was most relevant to its consideration to approve the Agreement, and each Trustee may have been given different weight to the various factors considered. The following is a summary of the Board’s consideration of various factors:

With respect to the nature, extent and quality of the services provided by the Advisor, the Directors reviewed the background, qualifications, education and experience of the Advisor’s investment, operational and compliance personnel. The Directors considered the roles of each person as well as their relevant experience in the financial services industry, noting in particular, that Vita Nelson had managed the Fund's assets since its inception and that Mario Medina, co-manager of the Fund since 2017, has extensive investment-related financial experience with dividend reinvestment plans (DRIPs). With respect to the Advisor’s compliance program the Directors noted that while there is a new compliance officer with the Advisor, the prior compliance officer continued to remain a resource for the new compliance officer sharing his expertise in the industry and with respect to the Advisor. The Directors discussed the responsibilities of the Advisor under the Agreement, its responsibility for providing the Fund with investment research and advice, the Fund’s portfolio holdings in accordance with the investment objective and policies, the quality of administrative and other services provided to the Fund, its compliance program, and the Advisor’s role in coordinating such services and programs.

After reviewing and considering the foregoing information and further information in the materials provided by the Advisor, the Board concluded, in light of all the facts and circumstances, that the nature, extent and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

With respect to the Fund’s performance, the Directors reviewed it over various periods (YTD, 1-, 3-, 5- and 10-year) against the returns of relevant securities indices and comparably managed mutual funds. The Directors found that the Fund’s comparative performance varied depending on the comparative time frames the Fund has been historically in line with the large cap equity markets, its primary benchmark index, the S&P 500 Index, the Russell 1000 Value Index and to its Morningstar category and benchmark.

In particular, in considering the foregoing, the Board noted, among other items, that the Fund is categorized by Morningstar in the Large Cap Value category, and that the Fund’s performance relative to this category average, the Russell 1000 Value Index and the S&P 500 is very comparable. The Board noted that notwithstanding the foregoing conclusion the Fund underperformed these comparisons relative to its 1-year performance comparisons. In that regard, the Board noted that the Fund’s performance as of March 28, 2024, was: i) 6.84% since inception, ii) 8.28% year to date, compared to the S&P 500 Index at 10.16%, the Russell 1000 Value Index at 8.98%, and the Large Cap Value category at 8.87%; iii) 15.28% 1-year, compared to the S&P 500 Index at 24.23%, and the Russell 1000 Value Index at 20.22%, and the Large Cap Value category at 20.73%; iv) 5.44% 3-year, compared to the S&P 500 Index at 8.29%, and the Russell 1000 Value Index at 8.05%, and the Large Cap Value category at 8.87%; v) 9.25% 5-year, compared to the S&P 500 Index at 13.73%, and the Russell 1000 Value Index at 10.26%, and the Large Cap Value category at 10.88%; and vi) 9.18% 10-year, compared to the S&P 500 Index at 9.94%, and the Russell 1000 Value Index at 8.94%, and the Large Cap Value category at 9.09%.

The Board, after considering and discussing the performance of the Fund further, the Advisor’s experience, the historical and comparative performance data provided, and other relevant information, it found that the Fund's performance reflected the Advisor’s ability to effectively manage the Fund's assets on a long-term basis in the differing market environments. The Board concluded that the Fund has performed well on a consistent long-term basis under the Advisor's management in satisfaction of the Fund’s investment strategies and investment objective.

With respect to the fees and expenses paid by the Fund, the Board noted that the Advisory fee rate of 0.35%, which had not changed since the Fund’s inception, had resulted in the Advisor receiving $309,268 in advisory fees for the fiscal year ended February 29, 2024, down from $320,514 in advisory fees for the fiscal year ended February 28, 2023. The Directors compared the Fund’s average Advisory fee against those of its category having a comparable size of assets under management as the Fund and such reflected that the average Advisory fee was 0.65%. The Directors also noted the Fund’s annualized expense ratio of 0.73% for the fiscal year ending February 29, 2024 (up from 0.72% for the fiscal year ending February 28, 2023, and up from 0.63% for the fiscal year ended February 28, 2022) compared favorably to the average expense ratio for all funds in Morningstar's Large Cap Value Category for the same time periods. The Directors compared the Fund’s average net expense ratio against those of its category having a comparable size of assets under management as the Fund and such reflected that the average Advisory fee was 0.74%. After discussion, the Board concluded, based on the information provided to it at the meeting, that the Advisor’s fee and the Fund's total expense ratio were low compared with similar funds and therefore acceptable to the Board.

The Directors considered that while the Advisor receives no other fees related to its management of the Fund, the Advisor’s parent company, Moneypaper Publications, LLC, received a monthly fee of $10,500 during the period for performing certain administrative services for the Fund. Those services include (i) Preparation of reports describing the operations of the Fund, including the costs of providing such reports to those who request such information- including inquiries from news organizations, governmental bodies including the SEC, fund lawyers, accountants, and distributors. (ii) Sub-accounting and recordkeeping services. This includes a daily calculation to establish the reasonableness of the fund accounting as provided by the Administrator. (iii) Auditing the Administrator’s monthly P&L statement. (iv) Executing broker/dealer functions on a daily basis. Providing details of these transactions to the Advisor, the Administrator, and the Custodian Bank. Daily access to the Depository Trust Company for efficient settlement of transactions. (v) Shareholder communication services, including the costs of designing and preparing shareholder documents and production-related services, including competitive pricing. (vi) Mailing-list formatting, (and programming when needed) and mail room services (when needed). (vii) Management and responses to shareholder inquiries (in both English and Spanish). (viii) Design and maintenance of shareholder web site. (ix) Programming to facilitate shareholder communications via the Internet. (x) Supervision of and negotiating with Fund service providers-including legal, accounting, transfer agency, banking, and distribution. (xi) General Administrative work, including verifying and authorizing expenses for the Fund and ongoing involvement in compliance issues related to the Fund and such other services as may be required by the Fund from time to time, at the agreement of the parties to this Agreement.

In connection with this contract, the Directors considered that such administrative fees, which by contract are not to exceed $18,000 per month. The Board further noted that this fee increased to $10,500 during the most recent fiscal year end. The Board further considered that these fees, which were classified as a fallout benefit from the Advisor’s relationship with the Fund, were included in the Fund's total expense ratio, which the Directors determined were lower than the average expense ratio of Funds in the Morningstar Large Cap Value category.

The Directors also considered whether the services provided to the Fund by Moneypaper Publications could be provided with the same quality at a lower price by another party, and based on representations by the Advisor, the Directors concluded that they could not and that the fees paid to Moneypaper Publications for such services are reasonable.

With respect to the Advisor’s profitability resulting from its relationship with the Fund, the Directors considered and discussed with the Advisor the pro forma profit and loss statement that the Advisor had provided for the twelve-month period ending December 31, 2023, noting that the Advisor realized a slight reduction of “Net Income” between 2022 and 2023 of +/- $17,000. The Advisor continued to reflect a modest profit. The Directors noted that since the Advisor managed only the Fund and no other accounts, the profit and loss statement fully encompassed the Advisor’s profitability resulting from its relationship with the Fund. In order to assess the overall financial condition of the Advisor, the Directors discussed with the Advisor the financial condition of the Advisor and the Advisor’s parent company. Finally, the Directors considered the terms and conditions of the Advisor’s D&O/E&O policy and how that policy would affect the Advisor’s ability to meet unexpected financial contingencies. The Independent Director’s concluded, based on all the information presented, that the Advisor is financially capable of satisfying its obligations under the Agreement.

After further consideration of these elements, the Board concluded, considering all the facts and circumstances, that the costs of the services provided to the Funds, and the profits realized by the Advisor its relationship with the Fund, were not unreasonable.

With respect to economies of scale, the Directors noted that the Advisory Agreement does not contain breakpoints that would reduce the advisory fee rate on assets above specified levels, however the Advisor remains extremely focused on ensuring that the overall expense ratio to the shareholders is low. The Directors recognized that the Fund had not yet reached asset levels where the Advisor could realize significant economies of scale and thus concluded that it was not necessary to consider breakpoints at that time.

After considering these factors, the Board concluded, in light of all the facts and circumstances, that the fee levels were satisfactory and adequate to reflect economies of scale for the benefit of the Funds’ shareholders.

Finally, the Directors reviewed the Fund’s brokerage practices and discussed the Advisor’s “soft dollar” practices. The Directors noted with approval that the Advisor did not currently engage in any soft dollar relationships. They also discussed and reviewed the average commission rates paid by the Fund and concluded that they are reasonable.

Prior to voting, the Independent Directors reviewed the proposed renewal of the Agreement with management, their legal counsel and had the opportunity to meet in a private session without the representatives of the Advisor.

After having received the Advisor’s proposal for continuance of the Agreement and reviewing the information provided to them, the Independent Directors concluded that: (i) based on both short-term and long-term performance of the Fund, and the other services provided under the Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, the Advisor has provided quality services to the Fund as compared to similarly situated funds; (ii) the Fund’s advisory fee is lower than the average of comparably managed funds, and the Advisor is providing quality portfolio management services to the Fund; (iii) shareholders are being provided a quality investment management services at a total expense ratio that compares favorably to other funds managed in the same investment style; (iv) at the present time and at current asset levels, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale; the Independent Directors did note that, if the Fund begins to experience significant growth in its assets, it may become necessary for the Advisor to consider adding fee breakpoints to the Agreement; and (v.) while there are certain “fallout benefits” to the Advisor flowing from its relationship to the Fund, including the administrative services fee that the Fund pays to the Advisor’s parent company, given the amounts involved, these payments did not change the Directors’ views as to the reasonableness of the advisory fee paid by the Fund.

No single factor was considered more determinative than another in isolation when making the decision of the Directors to approve the continuance of the Agreement. The Directors concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement for an additional annual period.

As a result of their considerations, the Board of Directors, including all the Independent Directors, determined that the continuation of the current advisory agreement between the Fund and the Advisor is in the best interests of the Fund and its shareholders, and adopted resolutions to that effect.

__________________________

1 All of the participants in the Meeting, including the Executive Session, participated telephonically.  Because of the Covid 19 pandemic, the SEC by no-action letter has waived in person voting requirements for the approvals and renewals of advisory contracts, as well as other matters for which in person voting is required. For the time period approved by the no-action letter, such matters may now be approved by way of telephone or electronic meetings, provided all of the Directors can hear and be heard. The Fund relied on this no-action authority to conduct the April 17, 2024, meeting electronically even though the agenda items to the meeting included the renewal of advisory and distribution contracts for the Fund as well as the reappointment of the Fund's auditor.

Investment Adviser

Moneypaper Advisor, Inc.

Distributor

Arbor Court Capital, LLC

Transfer Agent, Shareholder Servicing Agent, &

Administrator

Mutual Shareholder Services, LLC

Custodian

Huntington National Bank

Legal Counsel

Ropka Law, LLC

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

This report is provided for the general information of MP63 Fund, Inc. shareholders. It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 14.  Purchase of Equity Securities By Closed End Management Investment Company and Affiliates. Not applicable.

Item 15.  Submission of Matters to a Vote of Security Holders.

No Changes.

Item 16.  Controls and Procedures.

(a)       The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.  Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.  Exhibits.

(a)(1) Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 11, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 11, 2024

By /s/Mario Medina

*Mario Medina

Treasurer

(principal financial officer)

Date November 11, 2024

* Print the name and title of each signing officer under his or her signature.